                                                                    EXHIBIT 10.3

                           AMENDMENT NO. 3 AND WAIVER

                 This AMENDMENT NO. 3 AND WAIVER ("Amendment") is made as of June 23, 1997 by and among DI INDUSTRIES, INC., a Texas corporation (the "Company"), DRILLERS, INC., a Texas corporation ("DI" and with the Company the "Borrowers"), each of the Subsidiary Guarantors party thereto (the "Subsidiary Guarantors"), the lending institutions from time to time party thereto (each a "Lender" and collectively the "Lenders") and Bankers Trust Company, as Agent and Administrative Agent, and ING (US) Capital Corporation, as Co-Agent and Documentation Agent. This Amendment is made with reference to that certain Amended and Restated Senior Secured Revolving Credit Agreement dated as of December 31, 1996 by and among the Borrowers, the Subsidiary Guarantor, the Agent and the Co-Agent and Nordlandsbanken ASA, as a Lender (as amended to date, the "Credit Agreement"). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                 Whereas, the Borrowers, Subsidiary Guarantor, Agent, CO-Agent and the Lender entered into the Senior Secured Reducing Revolving Credit Agreement on December 31, 1996 (the "Initial Agreement"); and

                 Whereas, the Borrowers, Subsidiary Guarantor, Agent, Co-Agent and the Lender have amended and restated the Initial Agreement by entering into an Amended-and Restated Senior Secured Revolving Credit Agreement on April 30, 1997 (the "Amended and Restated Agreement"); and

                 Whereas, the Borrowers, Subsidiary Guarantor, Agent and Co-Agent have further amended the Amended and Restated Agreement by entering into Amendment No. 2 and Waiver on June 6, 1997; and

                 Whereas, the Borrowers, Subsidiary Guarantor, Agent, Co-Agent and the Lender desire to further amend and waive certain terms of the Credit Agreement as set forth below in order to accommodate the transactions described in the Company's Registration Statement under the Securities Act of 1933 on Form S-3, as amended, as filed with the Securities and Exchange Commission on June 6, 1997.

                 Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                       SECTION 1. AMENDMENTS AND WAIVERS

                 1.1. Section 8 of the Credit Agreement is hereby amended by adding a new Section 8.04(j) as follows:

         "and (j) Indebtedness evidenced by the Company's Senior Notes due 2007 in an aggregate principal amount up to $175,000,000."

                      SECTION 2. RATIFICATION OF AGREEMENT

                 2.1. To induce the Required Lenders to enter into this Amendment, each Borrower represents and warrants that after giving effect to this Amendment no violation of the terms of the Credit Agreement exist and all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 2.2. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Credit Agreement and other Credit Documents are unchanged, and said agreements, as amended, shall remain in full force and effect and are hereby confirmed and ratified.

                     SECTION 3. COUNTERPARTS; EFFECTIVENESS

                 This Amendment may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument. Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals. This Amendment shall become effective as of the date hereof upon the execution of the counterparts hereof by each of the Borrowers, the Subsidiary Guarantor and the Required Lenders.

                            SECTION 4. GOVERNING LAW

                 THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

              SECTION 5. ACKNOWLEDGMENT AND CONSENT BY SUBSIDIARY
                                   GUARANTOR

                 The Subsidiary Guarantor hereby acknowledges that it has read this Amendment and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of this Amendment, its obligations under the Guarantee shall not be impaired or affected and the Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

                 Witness the execution hereof by the respective duly authorized officers of the undersigned as of the date first above written.

BANKERS TRUST COMPANY,                                              DI INDUSTRIES, INC.,
         Individually and as Agent                                           as Borrower

BY:       /s/ CALLI S. HAYES                                        By:      /s/ DONALD J. GUEDRY, JR.
   -----------------------------------------                            -----------------------------------------
         Calli S. Hayes
Title:   Managing Director                                          Title:   Treasurer
      --------------------------------------                              ---------------------------------------

ING (US) CAPITAL CORPORATION,                                       DRILLERS, INC.,
         Individually and as Co-Agent                                        as Borrower

By:      /s/ FRANK FERRARA                                          By:      /s/ DONALD J. GUEDRY, JR.
   -----------------------------------------                            -----------------------------------------

Title:   Senior Associate                                           Title:   Treasurer
      --------------------------------------                              ---------------------------------------

                                                                    DI INTERNATIONAL, INC.,
                                                                             as Guarantor

                                                                    By:      /s/ DONALD J. GUEDRY, JR.
                                                                        -----------------------------------------

                                                                    Title:   Treasurer
                                                                          ---------------------------------------